UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): January 29, 2016

The Manitowoc Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 South 44th Street, Manitowoc, Wisconsin 54221-0066

(Address of principal executive offices, including ZIP code)

(920) 684-4410

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, in January 2015, the board of directors of The Manitowoc Company, Inc. (the “Company”) approved the separation of the Company’s Crane Business and Foodservice Business into two independent publicly traded companies—the Company and Manitowoc Foodservice, Inc. (the “Spin-Off”).

In connection with certain financing transactions that the Company and Manitowoc Foodservice are evaluating in anticipation of the Spin-Off, we are hereby furnishing the following information:

•	A description of the Crane Business, which is included as Exhibit 99.1 hereto.

•	Pro forma financial statements of the Company, which are included as Exhibit 99.2 hereto.

•	A description of the Foodservice Business, which is included as Exhibit 99.3 hereto.

•	Pro forma financial statements of Manitowoc Foodservice, Inc. which are included as Exhibit 99.4 hereto.

The information in Exhibits 99.1, 99.2, 99.3 and 99.4 is furnished under this Item 7.01 and shall not be deemed filed with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(99.1)	Description of the Crane Business.

(99.2)	Pro forma financial statements of The Manitowoc Company, Inc.

(99.3)	Description of the Foodservice Business.

(99.4)	Pro forma financial statements of Manitowoc Foodservice, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANITOWOC COMPANY, INC.

Date: January 29, 2016	By:	/s/ Maurice D. Jones
Maurice D. Jones
Senior Vice President, General Counsel and Secretary

THE MANITOWOC COMPANY, INC.

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Dated as of January 29, 2016

Exhibit Number	Description

(99.1)	Description of the Crane Business.

(99.2)	Pro forma financial statements of The Manitowoc Company, Inc.

(99.3)	Description of the Foodservice Business.

(99.4)	Pro forma financial statements of Manitowoc Foodservice, Inc.